UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 12, 2003

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6354 Commission File Number	95-2588080 (I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item 5.	Other Events.

On September 12, 2003, American Vanguard Corporation issued the press release announcing that it’s Board of Directors declared a cash dividend of $.05 per share to be distributed on October 17, 2003 to shareholders of record as of October 3, 2003. The press release is attached as Exhibit 99.3.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION (Registrant)

By:	/s/ JAMES A. BARRY
James A. Barry Senior Vice President Chief Financial Officer

Date: September 12, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description
99.3	Press release

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